UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2017

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

2886 Carriage Manor Point

Colorado Springs, CO 80906

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number including area code:   (303) 320-7708

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Explanatory Note: This Amendment on Form 8-K (the "Form 8-K/A") is being filed to update and remove obsolete language from the Cautionary Statement that was erroneously included in the Registrant’s Current Report on Form 8-K was furnished with the Securities and Exchange Commission on June 30, 2017 (the “Original Filing”). This Form 8-K/A makes no other changes to the Original Filing other than to update the language in the Cautionary Statement.

Item 5.07.     Submission of Matters to a Vote of Security Holders

Gold Resource Corporation (the “Company”) held its annual shareholders’ meeting on June 29, 2017.  At the annual meeting, the shareholders elected the four individuals nominated to be directors,  voted on an advisory basis to approve the compensation of the named executive officers and the frequency with which to hold a vote regarding such compensation program and ratified the appointment of EKS&H LLLP as the Company's independent registered public accounting firm for the year ending December 31, 2017.

Election results for the nomination of directors are as follows:

	Shares Voted
Name of Nominee	For	Withheld	Broker Non-Votes
Bill M. Conrad	25,742,962	1,523,994	17,658,301
Jason D. Reid	26,832,211	434,745	17,658,301
Gary C. Huber	26,669,808	597,148	17,658,301
Alex G. Morrison	26,748,684	518,272	17,658,301

Election results for the advisory proposal to approve executive compensation:

For	Against	Abstain	Broker Non-Votes
13,542,095	13,518,509	206,352	17,658,301

Election results for the advisory proposal regarding the frequency to hold the advisory vote on executive compensation:

1 Year	2 Years	3 Years	Abstain
18,263,146	282,921	8,460,938	259,951

Election results for the ratification of the appointment of EKS&H LLLP as the independent registered public accounting firm for the year ending December 31, 2017 are as follows:

For	Against	Abstain	Broker Non-Votes
44,410,922	320,217	194,118	0

Item 7.01Regulation FD

In connection with its annual meeting of shareholders, the Company made a presentation to the shareholders in attendance at the meeting.  A copy of the slides presented at the meeting is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits.

99.1         Power Point presentation dated June 29, 2017.

Cautionary Statement for Purposes of the "Safe Harbor "Provisions of the Private Securities Litigation Reform Act of 1995.

With the exception of historical matters, the matters discussed in this report include forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding future exploration and development activities and the decisions of third parties over which the Company has no control. Factors that could cause actual results to differ materially from projections or estimates include, among others, precious metals prices, economic and market conditions and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2016, and other filings with the SEC. Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: June 30, 2017	By:	/s/ Jason D. Reid
	Name:	Jason D. Reid
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Power Point presentation dated June 29, 2017